                                                               Exhibit 10.16



                                    AGREEMENT

         WorldWide Web NetworX Corporation ("WWWX") and Alexander, Wescott & Co., Inc. ("AW") have entered into this Agreement dated April 16, 1999.

         WHEREAS, WWWX and AW are parties to an agency agreement dated on or about December 16, 1998 (the "Agency Agreement"), relating to the private placement offering of securities of WWWX by.

         WHEREAS, both WWWX and AW wish to resolve any and all disputes and claims now existing or which may arise in the future in connection with the Agency Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. As full and complete settlement of any and all claims AW may have now or in the future against WWWX, its subsidiaries, officers, directors, employees, and agents, WWWX agrees to issue to AW a total of 100,000 shares of its restricted common stock (the "Shares"). The Shares shall be registered by WWWX upon the same terms and conditions as all shares to be issued to AW pursuant to the terms of the Agency Agreement.

2. The Shares are in addition to the 98,950 shares of restricted common stock to be issued to AW as part of AW's compensation pursuant to the terms of the Agency Agreement.

3. The parties agree that the issuance of the Shares to AW will release WWWX, its subsidiaries, officers, directors, employees and agents from any and all further claims of and obligations to AW under the terms of the Agency Agreement, except as to the registration rights described in the Agency Agreement.

4. The parties agree that the execution, delivery, and performance of this Agreement shall have been approved by all necessary corporate action of the respective parties and further agree that the parties shall execute and deliver any and all documents which are reasonably necessary to consummate the terms of this Agreement.

5. This Agreement shall be governed and construed in accordance with the laws of the state of New York without giving effect to conflicts of law.

         IN WITNESS WHEREOF, the parties have signed this Agreement on the date written above.

WorldWide Web NetworX Corporation          Alexander, Wescott & Co., Inc.



By: //s// Robert D. Kohn                   By:  //s// Rich Bach
    ------------------------------            ------------------------------
    Robert D. Kohn, CEO                       Rick Bach, Chairman